Exhibit 4.1
2008 Employee Stock Purchase Plan
Incorporated by reference to Exhibit F to Veramark Technologies, Inc. Proxy Statement dated April 16, 2008, filed with the Securities and Exchange Commission on April 29, 2008, Commission File No. 0-13898).